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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event report): December 16, 1999


                            GREENPOINT CREDIT, LLC

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              (exact name of registrant as specified in charter)



                                   DELAWARE

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                (state or other jurisdiction of incorporation)



                                   333-80437

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                           (commission file number)



                                  13-4002891

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                    (I.R.S. Employer Identification Number)



                            10089 Willow Creek Road
                         San Diego, California  92131
                                (619) 530-9394

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                 (address and telephone number of registrant's
                         principal executive offices)
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Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not applicable.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not applicable.

Item 5.    OTHER EVENTS
           FILING OF POOLING AND SERVICING AGREEMENT*

           On December 16, 1999, the Registrants sold approximately $140,000,000 of GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 1999-6 (the "Certificates"), evidencing beneficial ownership interests in a trust consisting of a pool of manufactured housing installment sales contracts and installment loan agreements and certain related property conveyed to the trust by GreenPoint Credit, LLC ("GreenPoint") pursuant to a Pooling and Servicing Agreement dated December 1, 1999 between GreenPoint, as Contract Seller and as Servicer and Bank One, National Association as the Trustee (the "Pooling and Servicing Agreement"). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.

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* Capitalized terms used herein without definition shall have the meanings assigned to them in the Prospectus Supplement, dated December 9, 1999, and related Prospectus, dated December 9, 1999, of the Registrant relating to the Certificates.
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Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not applicable.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibit Numbers:

           The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

     4. Pooling and Servicing Agreement, dated as of December 1, 1999, between GreenPoint Credit, LLC, as Contract Seller and as Servicer and Bank One, National Association as Trustee.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENPOINT CREDIT, LLC

                                    By:    /s/ Charles O. Ryan
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                                        Name:  Charles O. Ryan
                                        Title: Vice President

                                    Dated: December 16, 1999
                                           San Diego, California
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                                 EXHIBIT INDEX

Exhibit Numbers
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      4.        Pooling and Servicing Agreement, dated as of December 1, 1999, between GreenPoint Credit, LLC, as Contract Seller and as Servicer and Bank One, National Association as Trustee.